Exhibit 10.103

THIRD AMENDMENT TO FACTORING AND SECURITY AGREEMENT

This THIRD AMENDMENT TO FACTORING AND SECURITY AGREEMENT (this "Third Amendment") is made and entered into this 30th day of November, 2010, among Zoo Games, Inc., a Delaware corporation, Zoo Entertainment, Inc., a Delaware corporation, and Zoo Publishing, Inc., a New Jersey corporation (jointly, severally, and collectively "Seller"), and Working Capital Solutions, Inc., a Delaware corporation ("Purchaser").

RECITALS:

WHEREAS, Seller and Purchaser are party to that certain Factoring and Security Agreement dated as of September 9, 2009, as amended by that certain First Amendment dated April 1, 2010, and as amended by that certain Second Amendment dated October 1st, 2010 (as amended, restated, supplemented, or otherwise modified, the "Factoring Agreement"); and

WHEREAS, Purchaser and Seller desire to amend the terms of the Factoring Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           DEFINITIONS.  In addition to the defined terms appearing above, capitalized terms used in this Third Amendment shall have the meanings provided therefor in the Factoring Agreement.

2.           AMENDMENT TO SECTION 1 OF FACTORING AGREEMENT.  Section 1 of the Factoring Agreement is hereby amended as follows:

2.1.        By deleting the definition of “Advance Rate” in its entirety and substituting in its stead the following new definition therefor:

“ “Advance Rate” – shall mean seventy percent (70%).”

2.2.        By deleting the definition of “Factoring Fee Percentage” in its entirety and substituting in its stead the following new definition:

“ ”Factoring Fee Percentage” – 0.56%.”

3.           AMENDMENT TO SECTION 6 OF FACTORING AGREEMENT.  The second sentence of the section captioned “Out-of-pocket Expenses” contained in Section 6 of the Factoring Agreement is hereby deleted and the following is substituted in its stead:

“Purchaser agrees that Seller shall only be responsible for the costs associated with four (4) audits annually except upon a default or breach of this Agreement whereby Seller shall thereafter be responsible for all audit fees.

4.	CONDITIONS PRECEDENT. This Third Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of Purchaser:

4.1.        This Third Amendment shall have been duly executed and delivered by the parties hereto.

4.2.        No Event of Default shall have occurred and be continuing.

4.3.        Without limiting any of the provisions of Section 6 of the Factoring Agreement, Seller shall pay all out-of-pocket expenses (including, without limitation, all reasonable attorneys’ fees) incurred by Purchaser in connection with this Third Amendment and the documents and agreements executed in connection herewith.

4.4.        Seller shall have provided such additional instruments and documents to Purchaser as Purchaser and its counsel may have reasonably requested.

5.           RATIFICATION OF FACTORING AGREEMENT, ETC.

5.1.        Except as provided herein, all terms and conditions of the Factoring Agreement and all other documents, instruments and agreements executed in connection therewith (collectively, the “Factoring Agreement Documents”) remain in full force and effect.  Seller, on behalf of itself and its affiliates, hereby ratifies, confirms, and re-affirms all terms and provisions of the Factoring Agreement Documents.  Without limiting the generality of the foregoing, Seller, on behalf of itself and its affiliates, hereby acknowledges, confirms and agrees that all Collateral shall continue to secure the Obligations.

5.2.        Seller, on behalf of itself and its affiliates, represents and warrants to Purchaser that, as of the Third Amendment Effective Date, no Event of Default exists or, solely with the passage of time or notice, would exist under the Factoring Agreement Documents.

5.3.        Seller, on behalf of itself and its affiliates, acknowledges and agrees that, to its actual knowledge: (i) there is no basis nor set of facts on which any amount (or any portion thereof) owed by any of Seller or its affiliates under any Factoring Agreement Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; (ii) nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any of Seller or its affiliates with regard thereto; (iii) nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

6.           RELEASE OF CLAIMS.  Seller, on behalf of itself and its affiliates, acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against Purchaser or its parents, affiliates, predecessors, successors, or assigns, or its officers, directors, employees, attorneys, or representatives (the foregoing, collectively, the “Purchaser Parties”), with respect to the Obligations, or otherwise, and that if any of Seller or its affiliates now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Purchaser Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Third Amendment, all of them are hereby expressly WAIVED, and each of Seller and its affiliates hereby RELEASES such Purchaser Parties from any liability therefor.

7.           MISCELLANEOUS.

7.1.        IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

7.2.        This Third Amendment and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the Chosen State.

7.3.        In the event any one or more of the provisions contained in this Third Amendment is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.4.        This Third Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument.  Delivery of an executed counterpart of the signature page to this Third Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Third Amendment, and any party delivering such an executed counterpart of the signature page to this Third Amendment by facsimile or other electronic transmission to any other party shall thereafter also promptly deliver a manually executed counterpart of this Third Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Third Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have duly executed this Third Amendment on the date above first written.

SELLER:	ZOO GAMES, INC.

	By:	/s/ David J. Fremed
	Name:	David J. Fremed
	Title:	Chief Financial Officer

SELLER:	ZOO ENTERTAINMENT, INC.

	By:	/s/ David J. Fremed
	Name:	David J. Fremed
	Title:	Chief Financial Officer

SELLER:	ZOO PUBLISHING, INC.

	By:	/s/ David J. Fremed
	Name:	David J. Fremed
	Title:	Chief Financial Officer

PURCHASER:	WORKING CAPITAL SOLUTIONS, INC.

	By:	/s/ Thomas G. Siska
	Name:	Thomas G. Siska
	Title:	President

Signature Page to Third Amendment to Factoring and Security Agreement

Each of the undersigned guarantors hereby ratifies, confirms and reaffirms, all and singular, each of the terms and conditions contained in his Individual Guaranty dated as of September 9, 2009 (each, an “Individual Guaranty”), and acknowledges, confirms and agrees that such Individual Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Third Amendment.

/s/ Mark E. Seremet
Mark E. Seremet, an individual

/s/ David W. Rosenbaum
David W. Rosenbaum, an individual

The undersigned guarantor hereby ratifies, confirms and reaffirms, all and singular, each of the terms and conditions contained in his Validity Guaranty dated as of September 15, 2009 (the “Validity Guaranty”), and acknowledges, confirms and agrees that such Validity Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Amendment.

/s/ David J, Fremed
David J. Fremed, as CFO of Zoo Publishing, Inc.

Each of the undersigned guarantors hereby ratifies, confirms and reaffirms, all and singular, each of the terms and conditions contained in its respective Continuing Unconditional Guaranty dated as of September 15, 2009 (each, an “Unconditional Guaranty”), and acknowledges, confirms and agrees that such Unconditional Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Third Amendment.

ZOO ENTERTAINMENT, INC.

By:	/s/ David J. Fremed
Name:	David J. Fremed
Title:	Chief Financial Officer

ZOO GAMES, INC.

By:	/s/ David J. Fremed
Name:	David J. Fremed
Title:	Chief Financial Officer

Signature Page to Third Amendment to Factoring and Security Agreement